Exhibit (q)(1)

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Counsel, and Secretary of the Trust; and Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the date set forth below.

Signature	Title	Date

/s/ Cheryl D. Alston	Trustee	August 30, 2022
Cheryl D. Alston

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Counsel, and Secretary of the Trust; and Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of November, 2019.

Signature	Title	Date

/s/ Alan A. Brown	Trustee	November 29, 2019
Alan A. Brown

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Counsel, and Secretary of the Trust; and Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of this 29th day of November, 2019.

Signature	Title	Date

/s/ Raudline Etienne	Trustee	November 29, 2019
Raudline Etienne

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Counsel, and Secretary of the Trust; and Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.

Signature	Title	Date

/s/ Darrell B. Jackson	Trustee	August 30, 2022
Darrell B. Jackson

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Counsel, and Secretary of the Trust; and Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the date set forth below.

Signature	Title	Date

/s/ Dominic Janssen	Trustee	August 9, 2024
Dominic Janssens

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Counsel, and Secretary of the Trust; and Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of November, 2019.

Signature	Title	Date

/s/ William F. McCalpin	Trustee	November 29, 2019
William F. McCalpin

JANUS INVESTMENT FUND (THE “TRUST”)

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints the President and Chief Executive Officer of the Trust; Vice President, Chief Legal Counsel, and Secretary of the Trust; and Chief Financial Officer, Vice President, Treasurer, and Principal Accounting Officer of the Trust, and each of them, severally, his/her true and lawful attorneys-in-fact and agents in his/her name, place and stead to execute for and on his/her behalf any and all filings and amendments related to any Registration Statement on Form N-1A or on Form N-14, each under the Securities Act of 1933 and/or the Investment Company Act of 1940, as indicated below, and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission and the various States, if applicable, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys-in-fact or agents hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of each such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys-in-fact and agents may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 29th day of November, 2019.

Signature	Title	Date

/s/ Gary A. Poliner	Trustee	November 29, 2019
Gary A. Poliner